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                           RNC Mutual Fund Group, Inc.
                                  Annual Report










--------------------------------------------------------------------------------
                               For the Year Ended
                               September 30, 2000

                               TABLE OF CONTENTS

RNC MONEY MARKET FUND
     Shareholder Letter....................................................    1
     Investment Portfolio..................................................    2
     Statement of Assets and Liabilities...................................    3
     Statement of Operations...............................................    4
     Statement of Changes in Net Assets....................................    5
     Financial Highlights..................................................    6

RNC EQUITY FUND
     Shareholder Letter....................................................    7
     Investment Portfolio..................................................   10
     Statement of Assets and Liabilities...................................   12
     Statement of Operations...............................................   13
     Statement of Changes in Net Assets....................................   14
     Financial Highlights..................................................   15

RNC MUTUAL FUND GROUP, INC.
     Notes to Financial Statements.........................................   16

                              RNC MONEY MARKET FUND

Dear Shareholders,

We are pleased to provide you with the annual report for the fiscal year ending September 30, 2000, as well as an overview of the environment prevailing during the past six months.

The Fund continued to demonstrate favorable returns as measured against its peer group of First Tier Taxable Money Market Funds. This top tier group of funds only invests in the highest quality short term investments. Furthermore, the net seven-day yield of 5.77% as of September 30th placed the Fund in a strong competitive position compared to the other 312 funds, as reported by iMoneyNet, Inc.

As the U.S. economy exhibited strong growth in the second quarter of 2000, the Fed continued its efforts to try and contain inflationary pressures along with moderating economic activity to a more sustainable level. In fact, by the conclusion of the FOMC (Federal Open Market Committee) meeting of May 16th, the targeted fed funds rate was increased by another 50 basis points to 6.50%.

Subsequently, the third quarter reflected on the possible beginning effects of the Fed's tightening program as domestic growth was constrained to a generally acceptable level. However, this reduction in growth could be attributed to a combination of factors including the highest crude oil prices in 10 years that has altered the discretionary spending pattern of consumers, at least for the time being. As a result, we believe the FOMC may be changing their perception on the economic risk factors, tending to a more balanced viewpoint. Therefore, we feel the Fed may now be in a holding pattern, barring any unforeseen event, through the fall and winter months ahead.

Given our perceived "balance of risk" assessment by the FOMC, coupled with the prevailing yield curve structure, we are now pursuing a longer average maturity focus as opportunities present themselves. Additionally, in consideration of the possible slowing in economic activity, now more than ever, we will emphasize sectors and structures exhibiting both high levels of credit quality and liquidity characteristics.

Thank you for your continued confidence in our ability to provide a benefit to you as a shareholder in this Fund. Please call us should you have any questions regarding the Fund in general or your account specifically.

Sincerely,

/s/ Daniel J. Genter

Daniel J. Genter
President
RNC Mutual Fund Group, Inc.
RNC Capital Management, LLC

                              RNC MONEY MARKET FUND

INVESTMENT PORTFOLIO at September 30, 2000

PRINCIPAL AMOUNT                                                                           VALUE
---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: 43.8% +
$1,500,000 American Home Products Co., 6.480%, 10/30/00                                 $ 1,492,170
 1,500,000 Barton Capital Corp., 6.510%, 10/24/00                                         1,493,761
 1,350,000 Delaware Funding Corp., 6.500%, 10/16/00                                       1,346,344
 1,500,000 Edison Asset Securitization Corp., 6.510%, 10/20/00                            1,494,046
 1,500,000 Exxon Project Investment Corp., 6.520%, 10/03/00                               1,499,457
 2,000,000 Greyhawk Funding LLC, 6.750%, 10/02/00                                         1,999,625
 1,500,000 Hewlett-Packard Co., 6.510%, 10/11/00                                          1,497,287
 1,500,000 JMG Funding Co. (LOC-Societe Generale), 6.520%, 10/02/00*                      1,499,728
 1,800,000 John Hancock Capital Corp., 6.520%, 10/18/00                                   1,794,458
 1,361,000 Old Line Funding Corp., 6.510%, 10/26/00                                       1,354,847
 1,500,000 Transamerica Asset Funding Corp., 6.520%, 10/10/00                             1,497,555
 1,500,000 Trident Capital Finance, Inc., 6.520%, 11/06/00                                1,490,220
 2,300,000 Wal-Mart Stores, Inc., 6.470%, 10/30/00                                        2,287,599
                                                                                        -----------
Total Commercial Paper                                                                   20,747,097
                                                                                        -----------
CORPORATE BONDS / NOTES: 9.7%
 1,250,000 Ameritech Capital Funding Corp. Notes, 5.650%, 01/15/01                        1,245,374
 1,000,000 Ford Motor Credit Co. Euro-Dollar Debentures, 6.500%, 10/04/00                   999,938
   102,000 General Electric Capital Corp. Medium Term Notes, 8.770%, 02/08/01               102,601
   726,000 General Motor Acceptance Corp. Medium Term Notes, 5.800%, 02/23/01               723,480
 1,000,000 General Motor Acceptance Corp. Medium Term Notes, 6.750%, 06/05/01               997,246
   517,000 Wheeling-Pitt Corp. Senior Notes, 9.375%, 11/15/03**                             528,663
                                                                                        -----------
Total Corporate Bonds / Notes                                                             4,597,302
                                                                                        -----------
FEDERAL AGENCY SECURITIES: 23.9%
 1,000,000 Federal Home Loan Bank Bonds, 4.395%, 10/23/00                                   998,680
 1,000,000 Federal Home Loan Bank Bonds, 5.555%, 3/29/01                                    993,537
 1,700,000 Federal National Mortgage Association Medium Term Notes, 5.780%, 10/10/00      1,699,564
 1,000,000 Federal National Mortgage Association Medium Term Notes, 12.000%, 11/13/00     1,005,940
 2,628,000 Federal National Mortgage Association Medium Term Notes, 6.180%, 03/15/01      2,618,160
 2,000,000 Federal National Mortgage Association Medium Term Notes, 5.375%, 04/06/01      1,984,972
 2,000,000 Tennessee Valley Authority Global Bonds, 6.000%, 11/01/00                      1,998,601
                                                                                        -----------
Total Federal Agency Securities                                                          11,299,454
                                                                                        -----------
OVERNIGHT REPURCHASE AGREEMENT: 24.8%
11,738,000 Seattle Northwest Securities Corporation Government Repurchase
           Agreement $11,738,000, 6.530%, dated 09/29/00, due 10/02/00,
           [collaterized by $11,980,000 par value Federal Home Loan Bank Note
           6.500% due 9/19/01 (collateral market value $11,980,000)] (proceeds
           $11,744,387) (cost $11,738,000)                                               11,738,000
                                                                                        -----------
TOTAL INVESTMENT PORTFOLIO (cost 48,381,853): 102.2%                                     48,381,853
Liabilities in excess of Other Assets: (2.2%)                                            (1,037,345)
                                                                                        -----------
NET ASSETS: 100.0%                                                                      $47,344,508
                                                                                        ===========

+ All commercial papers are purchased at a discount. Rates shown on this statement represent the discount yield.
*    Secured by Letter of Credit.
**   Refunded 11/15/2000 at 102.5; Escrowed in U.S. Treasury Securities.

See accompanying Notes to Financial Statements.

                              RNC MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2000
--------------------------------------------------------------------------------

ASSETS
     Investment portfolio, at value (cost of $48,381,853) .....    $ 48,381,853
     Cash .....................................................           2,436
     Receivables:
         Interest .............................................         405,612
     Prepaid expenses .........................................           7,239
                                                                   ------------
              Total assets ....................................      48,797,140
                                                                   ------------
LIABILITIES
     Payables:
         Securities purchased .................................       1,260,676
         Distribution to shareholders .........................         149,953
         Advisory fees ........................................          14,630
     Accrued expenses .........................................          27,373
                                                                   ------------
             Total liabilities ................................       1,452,632
                                                                   ------------
NET ASSETS (equivalent to $1.00 per share based on
     47,345,143 shares of capital stock outstanding) ..........    $ 47,344,508
                                                                   ============
COMPONENTS OF NET ASSETS
     Paid-in capital ..........................................    $ 47,345,143
     Accumulated net investment income ........................           9,345
     Accumulated net realized loss on investments .............          (9,980)
                                                                   ------------
         Net assets ...........................................    $ 47,344,508
                                                                   ============

See accompanying Notes to Financial Statements.

                              RNC MONEY MARKET FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Income
         Interest ..........................................        $ 2,543,548
                                                                    -----------
     Expenses
         Advisory fees .....................................            168,008
         Distribution fees .................................            103,123
         Custody fees ......................................             38,120
         Administration fees ...............................             31,219
         Legal fees ........................................             17,839
         Fund accounting fees ..............................             17,640
         Registration expense ..............................             13,663
         Transfer agent fees ...............................             11,902
         Director fees .....................................              6,270
         Reports to shareholders ...........................              3,331
         Audit fees ........................................              2,935
         Insurance expense .................................              1,834
         Miscellaneous .....................................             15,257
                                                                    -----------
              Total expenses ...............................            431,141
              Less: fees waived ............................           (124,335)
                                                                    -----------
              Net expenses .................................            306,806
                                                                    -----------
                  NET INVESTMENT INCOME ....................          2,236,742
                                                                    -----------
REALIZED LOSS ON INVETMENTS:
     Net realized loss on investments ......................               (639)
                                                                    -----------
         NET INCREASE IN NET ASSETS RESULTING
             FROM OPERATIONS ...............................        $ 2,236,103
                                                                    ===========

See accompanying Notes to Financial Statements.

                              RNC MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Year Ended       Year Ended
                                                  September 30,    September 30,
                                                      2000             1999
                                                  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

   Net investment income .....................    $  2,236,742     $  1,615,703
   Net realized loss on investments ..........            (639)          (7,017)
                                                  ------------     ------------
      NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS .....................       2,236,103        1,608,686
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ................      (2,227,397)      (1,615,703)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
     net change in outstanding shares (a) ....       8,925,313        4,283,851
                                                  ------------     ------------
   TOTAL INCREASE IN NET ASSETS ..............       8,934,019        4,276,834

NET ASSETS
   Beginning of year .........................      38,410,489       34,133,655
                                                  ------------     ------------
   END OF YEAR ...............................    $ 47,344,508     $ 38,410,489
                                                  ============     ============

(a) A summary of capital share transactions is as follows:

                                            Year Ended                        Year Ended
                                         September 30, 2000                September 30, 1999
                                   ------------------------------    ------------------------------
                                      Shares            Value           Shares            Value
                                   -------------    -------------    -------------    -------------
Shares sold .....................    211,798,966    $ 211,798,966      172,061,366    $ 172,061,366
Shares issued in reinvestment
 of distributions................        261,678          261,678          203,324          203,324
Shares redeemed .................   (203,135,331)    (203,135,331)    (167,980,839)    (167,980,839)
                                   -------------    -------------    -------------    -------------
   Net increase .................      8,925,313    $   8,925,313        4,283,851    $   4,283,851
                                   =============    =============    =============    =============

See accompanying Notes to Financial Statements.

                              RNC MONEY MARKET FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                           Year Ended September 30,
                                                            -------------------------------------------------------
                                                             2000        1999        1998        1997        1996
                                                            -------     -------     -------     -------     -------
Net asset value, beginning of year.......................   $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                                                            -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...................................     0.054       0.044       0.049       0.049       0.047
                                                            -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
 From net investment income..............................    (0.054)     (0.044)     (0.049)     (0.049)     (0.047)
                                                            -------     -------     -------     -------     -------
Net asset value, end of year ............................   $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                                                            =======     =======     =======     =======     =======
Total return ............................................      5.52%       4.52%       4.99%       5.01%       4.70%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (millions)......................   $  47.3     $  38.4     $  34.1     $  44.6     $  37.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before fees waived......................................      1.05%       1.26%       1.14%       1.08%       1.28%
 After fees waived.......................................      0.74%       0.66%       0.76%       0.70%       0.90%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
    After fees waived ...................................      5.42%       4.48%       4.92%       4.90%       4.70%

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND

Dear Shareholders,

As the President and CEO of RNC Capital Management LLC, the advisor to the RNC Equity Fund, I would like to take this opportunity to express my gratitude for your continued participation in the Fund. The following report contains a summary of the performance of the Fund for the year ended September 30, 2000 as well as financial statements which detail Fund expenses for the year. Finally, you will find a listing of the Fund's holdings as of September 30, 2000.

In sharp contrast to the three previous years of the Fund's history when both the stock market and the Fund experienced sustained progress, this past year has been a year of relatively little progress. The fund, for the year ended September 30, 2000, rose just 0.05% as we to were buffeted by the turbulence of the equity markets this year. The investing landscape shifted considerably during the past three quarters for a number of reasons. Perhaps the most obvious culprit has been the Federal Reserve. The Fed has been determined to slow the economy and wring out any incipient rise in inflation through a series of rate increases. Also looking back over the past fiscal year, it becomes apparent that valuations in the market and especially in specific sectors had reached unsustainable levels. A period of digestion was perhaps inevitable after the substantial performance of a number of large cap stocks in the S&P 500 especially Tech stocks, from October to March of this fiscal year. Concurrently, the market P/E (Price to Earnings ratio) has contracted to a more reasonably valued P/E of 22X from a peak of 27.5X reached in March. Fed tightening, while a major contributor to the P/E compression suffered by the market, was not the only culprit. Higher oil prices and a weak Euro presaged downward revisions in earnings estimates for a number of companies over the past several quarters. The earnings momentum of the 1st and 2nd quarters has proven unsustainable going into the 2nd half of the year. Furthermore, as anxiety over earnings has risen so too has market volatility, particularly in those individual companies which fail to meet expectations. Unfortunately we were not immune to such disappointments. In addition, though we were not over weighted in the Technology sector we also received pressure from the near-term reversals in the sector from the strong contribution to returns which it generated last year. This plunge has been of classic bear market proportions with the average NASDAQ stock down over 50% from March highs. We have been very diligent to offset gains taken earlier in the year with losses to avoid the "double whammy" of lower returns and sizeable capital gains distributions.

Going forward, we believe that the market is poised for a fairly good rebound between now and year-end. The concerns that have burdened the stock market for much of the past nine months should abate and offer some relief to disappointed

                                 RNC EQUITY FUND

investors. The Fed has, in our opinion, finished raising rates and may even move from a tightening bias to a neutral position. Oil prices have probably peaked and, despite some potential disruptions due to unusual winter weather or Middle East tensions, should trend lower. The Euro, which has wreaked havoc with 3rd quarter earnings for various large cap multinationals, should recover some of its relative value in the coming months. We believe earnings will have another strong gain next year albeit at a lesser rate due to a slowing economy. With all or most of these concerns proving short-lived, we believe that the stock market can go up once again from a more favorable valuation level.

Presently, we believe that the market has moved into over sold territory and that many of the stocks which we find attractive are undervalued. Based upon current earnings growth rates and price to earnings ratios, many high quality technology stocks are selling at half of the values they were at the beginning of the year and, we believe, are 25-35% below their long-term valuations. We believe now is the time to own these stocks based upon their outlook for the next 12-24 months. We also see many issues in the financial and health care areas that we find attractive based on their current earnings momentum and valuation and our outlook for these sectors in the forth coming year is very positive. We are glad to see that valuations in the market place appear to be returning to more normalized levels and believe that a strategy of finding strong companies with superior growth rates at reasonable prices will once again prevail in the forthcoming year.

Sincerely,

/s/ Daniel J. Genter

Daniel J. Genter
President
RNC Mutual Fund Group, Inc.
RNC Capital Management, LLC

                                 RNC EQUITY FUND

            Comparison of the change in value of a $10,000 investment
                  in the RNC Equity Fund and the S&P 500 Index

                          Average Annual Total Returns
                        Periods Ended September 30, 2000

                        1 Year...................  0.05%
                        Inception (11/1/96)...... 12.16%

                                 RNC Equity Fund         S&P 500
                                 ---------------         -------
             11/1/96                $10,000              $10,000
            12/31/96                 10,117               10,525
             3/31/97                 10,233               10,758
             6/30/97                 11,667               12,577
             9/30/97                 12,375               13,460
            12/31/97                 12,917               13,789
             3/31/98                 14,427               15,655
             6/30/98                 14,670               16,111
             9/30/98                 12,707               14,451
            12/31/98                 15,591               17,466
             3/31/99                 15,942               18,278
             6/30/99                 17,029               19,505
             9/30/99                 15,666               18,226
            12/31/99                 17,874               20,876
             3/31/00                 17,866               21,294
             6/30/00                 16,937               20,670
             9/30/00                $15,674              $20,414

Past performance is not predictive of future performance.

The S&P 500 (dividends reinvested) is an unmanaged broad market-weighted stock index that measures the performance of 500 large cap companies traded in the U.S and is generally considered to be representative of the U.S stock market as a whole.

                                 RNC EQUITY FUND

INVESTMENT PORTFOLIO at September 30, 2000
--------------------------------------------------------------------------------

SHARES                                                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 98.5%
AUTO: 2.4%
   8,740   Ford Motor Co.                                           $   221,231
                                                                    -----------
BANKING: 10.8%
   5,000   Bank of America Corp.                                        261,875
   8,000   Bank of New York Co.                                         448,500
   6,100   Chase Manhattan Corp.                                        281,744
                                                                    -----------
                                                                        992,119
                                                                    -----------
CHEMICALS: 0.5%
   2,000   Dow Chemical Co. (The)                                        49,875
                                                                    -----------
COMPUTERS & PERIPHERALS: 11.9%
   7,000   Dell Computer Corp.*                                         215,687
   3,000   Hewlett-Packard Co.                                          291,000
   6,000   Intel Corp.                                                  249,750
   3,000   International Business Machines Corp.                        337,500
                                                                    -----------
                                                                      1,093,937
                                                                    -----------
COMPUTER SOFTWARE & SERVICES: 6.5%
   6,100   First Data Corp.                                             238,281
   6,000   Microsoft Corp.*                                             361,500
                                                                    -----------
                                                                        599,781
                                                                    -----------
CONSUMER STAPLES: 2.2%
   3,000   Procter & Gamble Co. (The)                                   201,000
                                                                    -----------
DIVERSIFIED: 5.6%
   9,000   General Electric Co.                                         519,188
                                                                    -----------
DIVERSIFIED MANUFACTURING: 6.0%
   5,000   Honeywell International, Inc.                                178,125
   7,200   Tyco International, Ltd.                                     373,500
                                                                    -----------
                                                                        551,625
                                                                    -----------
DRUGS: 12.6%
   4,000   Abbott Laboratories                                          190,250
   3,600   Johnson & Johnson                                            338,175
   6,900   Pfizer, Inc.                                                 310,069
   6,900   Schering-Plough Corp.                                        320,850
                                                                    -----------
                                                                      1,159,344
                                                                    -----------
ELECTRONICS: 1.3%
   2,500   Agilent Technologies, Inc.*                                  122,344
                                                                    -----------
ENERGY: 2.1%
   4,500   Williams Companies, Inc.                                     190,125
                                                                    -----------
ENTERTAINMENT: 2.5%
   6,000   Walt Disney Co. (The)                                        229,500
                                                                    -----------
FINANCIAL: 3.9%
   6,666   Citigroup, Inc.                                              360,381
                                                                    -----------
INSURANCE: 6.4%
   4,450   Marsh & McLennan Companies, Inc.                             590,737
                                                                    -----------
INTERNET: 2.3%
   4,000   America Online, Inc.*                                        215,000
                                                                    -----------
PETROLEUM: 6.1%
   3,500   Chevron Corp.                                                298,375
   5,000   Texaco, Inc.                                                 262,500
                                                                    -----------
                                                                        560,875
                                                                    -----------
RETAILING-SPECIALTY: 1.0%
   2,000   Lowe's Co. Inc.                                               89,750
                                                                    -----------
TECHNOLOGY: 10.7%
  10,800   Motorola, Inc.                                               305,100
   6,000   Oracle Corp.*                                                472,500
   4,500   Texas Instruments, Inc.                                      212,344
                                                                    -----------
                                                                        989,944
                                                                    -----------
TELECOMMUNICATIONS SERVICES: 3.7%
   4,000   BellSouth Corp.                                              161,000
   3,660   Verizon Communications                                       177,281
                                                                    -----------
                                                                        338,281
                                                                    -----------
TOTAL COMMON STOCKS
     (cost $7,324,318)                                                9,075,037
                                                                    -----------
10

                                 RNC EQUITY FUND

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 5.0%

MONEY MARKET INVESTMENT: 5.0%
$456,759   Firstar Stellar Treasury Fund (cost $456,759)                456,759
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES (cost $7,781,077**): 103.5%           9,531,796

Liabilities in excess of Other Assets: (3.5%)                          (317,291)
                                                                    -----------
NET ASSETS: 100.0%                                                  $ 9,214,505
                                                                    ===========

*  Non-income producing security.
** At September 30, 2000, the basis of investments for federal income tax purposes was $7,862,748.

Unrealized appreciation and depreciation were as follows:

           Gross unrealized appreciation                            $ 2,195,780
           Gross unrealized depreciation                               (526,732)
                                                                    -----------
               Net unrealized appreciation                          $ 1,669,048
                                                                    ===========

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2000
--------------------------------------------------------------------------------

ASSETS
     Investments in securities, at value (cost $7,781,077) ......     $9,531,796
     Receivables:
         Dividends and interest .................................          4,171
         Due from advisor .......................................          2,193
         Fund shares sold .......................................            501
     Deferred organizational costs ..............................          8,751
     Prepaid expenses ...........................................         11,754
                                                                      ----------
              Total assets ......................................      9,559,166
                                                                      ----------
LIABILITIES
     Payables:
         Securities purchased ...................................        313,341
         Distribution fees ......................................          6,181
         Due to custodian .......................................          2,327
     Accrued expenses ...........................................         22,812
                                                                      ----------
              Total liabilities .................................        344,661
                                                                      ----------

NET ASSETS ......................................................     $9,214,505
                                                                      ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($9,214,505/491,591 shares outstanding;
     500,000,000 shares, authorized with $0.01
     par value) .................................................     $    18.74
                                                                      ==========
COMPONENTS OF NET ASSETS
     Paid-in capital ............................................     $7,318,079
     Accumulated net realized gain on investments ...............        145,707
     Net unrealized appreciation on investments .................      1,750,719
                                                                      ----------
              Net assets ........................................     $9,214,505
                                                                      ==========

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Income
         Dividend ...............................................     $ 106,950
         Interest ...............................................        10,630
                                                                      ---------
              Total income ......................................       117,580
                                                                      ---------
     Expenses
         Advisory fees ..........................................        99,634
         Administration fees ....................................        40,000
         Distribution fees ......................................        24,908
         Registration expense ...................................        21,033
         Fund accounting fees ...................................        18,185
         Audit fees .............................................        15,223
         Legal fees .............................................        11,255
         Transfer agent fees ....................................        10,879
         Custody fees ...........................................         9,863
         Amortization of deferred organizational costs ..........         8,451
         Reports to shareholders ................................         4,749
         Director fees ..........................................         4,142
         Insurance expense ......................................           199
         Miscellaneous ..........................................         1,057
                                                                      ---------
              Total expenses ....................................       269,578
              Less: fees waived and expenses absorbed ...........      (105,169)
                                                                      ---------
              Net expenses ......................................       164,409
                                                                      ---------
                   NET INVESTMENT LOSS ..........................       (46,829)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain on investments ...........................       246,152
     Net unrealized depreciation on investments .................      (175,392)
                                                                      ---------
         Net realized and unrealized gain on investments ........        70,760
                                                                      ---------
              NET INCREASE IN NET ASSETS RESULTING
                  FROM OPERATIONS ...............................     $  23,931
                                                                      =========

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     Year Ended     Year Ended
                                                    September 30,  September 30,
                                                        2000           1999
                                                     -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment loss ...........................   $   (46,829)   $   (18,425)
   Net realized gain on investments ..............       246,152         19,549
   Net unrealized appreciation (depreciation)
    on investments................................      (175,392)     1,493,244
                                                     -----------    -----------
      NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS............................        23,931      1,494,368
                                                     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ....................            --         (9,469)
                                                     -----------    -----------
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net asets derived
    from net change in outstanding shares (a).....      (198,324)     1,341,163
                                                     -----------    -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ....      (174,393)     2,826,062

NET ASSETS
   Beginning of year .............................     9,388,898      6,562,836
                                                     -----------    -----------
   END OF YEAR ...................................   $ 9,214,505    $ 9,388,898
                                                     ===========    ===========

(a) A summary of capital share transactions is as follows:

                                              Year Ended                    Year Ended
                                           September 30, 2000           September 30, 1999
                                       --------------------------    --------------------------
                                         Shares          Value         Shares          Value
                                       -----------    -----------    -----------    -----------
Shares sold .....................           100,050    $ 2,029,893        160,612    $ 3,061,026
Shares issued in reinvestment
 of distributions................               --             --            507          9,469
Shares redeemed .................         (109,834)    (2,228,217)       (91,154)    (1,729,332)
                                       -----------    -----------    -----------    -----------
   Net increase (decrease).......           (9,784)   $  (198,324)        69,965    $ 1,341,163
                                       ===========    ===========    ===========    ===========

See accompanying Notes to Financial Statements.

                                 RNC EQUITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                      Year Ended September 30,       Nov. 1, 1996*
                                                                   -------------------------------      through
                                                                    2000        1999        1998    Sept. 30, 1997
                                                                   -------     -------     -------      -------
Net asset value, beginning of period ...........................   $ 18.73     $ 15.21     $ 14.85      $ 12.00
                                                                   -------     -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ..................................     (0.10)      (0.03)       0.01         0.02
 Net realized and unrealized gain on investments................      0.11        3.57        0.39         2.83
                                                                   -------     -------     -------      -------
Total from investment operations ...............................      0.01        3.54        0.40         2.85
                                                                   -------     -------     -------      -------
LESS DISTRIBUTIONS:
 From net investment income.....................................      0.00       (0.02)      (0.04)        0.00
                                                                   -------     -------     -------      -------
Net asset value, end of period .................................   $ 18.74     $ 18.73     $ 15.21      $ 14.85
                                                                   =======     =======     =======      =======

Total return ...................................................      0.05%      23.29%       2.68%       23.75%+

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (millions)...........................   $   9.2     $   9.4     $   6.6      $   3.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before fees waived and expenses absorbed.......................      2.71%       2.79%       3.57%        8.50%++
 After fees waived and expenses absorbed........................      1.65%       1.65%       1.64%        1.65%++

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
 Before fees waived and expense absorbed........................     (1.53%)     (1.35%)     (1.90% )     (6.53%)++
 After fees waived and expenses absorbed........................     (0.47%)     (0.21%)      0.03%        0.32%++

Portfolio turnover rate ........................................        61%         46%         20%          38%+

*    Commencement of Operations.
++   Annualized.
+    Not Annualized.

See accompanying Notes to Financial Statements.

                           RNC MUTUAL FUND GROUP, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The RNC Mutual Fund Group, Inc. (the "Group"), is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company, with two diversified funds: The RNC Equity Fund (the "Equity Fund") and the RNC Money Market Fund (the "Money Fund"), formerly the RNC Liquid Assets Fund, Inc., (collectively the "Funds"). The Equity Fund began operations on November 1, 1996. The investment objective of the Equity Fund is to seek above-average total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity securities. The Money Fund's investment objective is high current income consistent with preservation of capital and liquidity.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Directors. For the Equity Fund short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

               U.S. Government securities with less than 60 days remaining to maturity when acquired by the Money Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

               Short-term portfolio securities for the Money Fund are valued using the amortized cost method, which approximates market value.

                           RNC MUTUAL FUND GROUP, INC.

--------------------------------------------------------------------------------

          Commercial paper is valued at its discounted price and will mature at its principal amounts, with the difference representing interest income when received. The rate shown for the commercial papers on the Investment Portfolio as of September 30, 2000 represent the yield at the time of purchase.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of September 30, 2000, the Money Fund had realized capital losses to offset future net capital gains as follows:

                   Expire               Expire               Expire
                    2006                 2007                 2008
                    ----                 ----                 ----
                   $2,324               $7,017                $638

     C. SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. REPURCHASE AGREEMENTS. Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the value of the collateral is at least 102% at all times to the total amount of the repurchase obligation, including interest. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     E. EXPENSES. Expenses that are related to one of the Funds are charged directly to that fund. Other operating expenses of the Funds are allocated on the basis of relative net assets.

     F. DEFERRED ORGANIZATION COSTS. The Equity Fund has incurred expenses of $39,116 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Equity Fund commenced operations.

     G. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

                           RNC MUTUAL FUND GROUP, INC.

--------------------------------------------------------------------------------

     H. RECLASSIFICATION OF CAPITAL ACCOUNTs. The Funds accounts and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT Companies. For the year ended September 30, 2000, the Equity Fund decreased paid-in capital by $8,451 and decreased net realized gain on investments by $38,378 due to the Equity Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended September 30, 2000, RNC Capital Management LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Equity Fund and 0.41% based upon the average daily net assets for the Money Fund. For the year ended September 30, 2000, the Equity Fund incurred $99,634 in advisory fees and the Money Fund incurred $168,008.

     The Funds are responsible for their own operating expenses. The Advisor has agreed to limit the Equity Fund total expenses to not more than 1.65% of the average daily net assets. Any fee withheld or voluntarily reduced and/or any Fund expenses absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent up Board of Directors review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the year ended September 30, 2000, the Advisor waived fees and reimbursed expenses in the amount of $105,169 for the Equity Fund and waived fees of $21,212 for the Money Fund.

                           RNC MUTUAL FUND GROUP, INC.

--------------------------------------------------------------------------------

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     RNC EQUITY
     Under $100 million        $40,000 or 0.10% of average daily net assets,
                               whichever is greater
     $100 to $200 million      0.05% of average daily net assets
     $200 million thereafter   0.03% of average daily net assets

     RNC MONEY MARKET
     Under $100 million        $25,000 or 0.075% of average daily net assets,
                               whichever is greater
     $100 to $200 million      0.05% of average daily net assets
     $200 million thereafter   0.03% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor receives no fees for its services and is an affiliate of the Administrator.

     The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Funds. The Equity Fund incurred $24,908 in distribution fees for the year ended September 30, 2000. The Distributor waived all its fees totaling $103,123 for the year ended September 30, 2000, for the Money Fund.

     Certain officers of the Fund are officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and the proceeds from the sales of securities, other than short-term investments, for the year ended September 30, 2000 were $5,937,573 and $6,156,925 respectively for the Equity Fund.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of RNC Mutual Fund Group, Inc.

     We have audited the accompanying statement of assets and liabilities of the RNC Mutual Fund Group, Inc. composed of the RNC Money Market Fund and the RNC Equity Fund, including the investment portfolio, as of September 30, 2000, and the related statements of operations, the statement of changes in net assets, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RNC Money Market Fund and the RNC Equity Fund as of September 30, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented herein, in accordance with generally accepted accounting principles.


                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
November 3, 2000

--------------------------------------------------------------------------------

                                     Adviser
                           RNC CAPITAL MANAGEMENT, LLC
                      11601 Wilshire Boulevard, 25th Floor
                          Los Angeles, California 90025
                                 (800) 576-8229
                               www.rnccapital.com

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          ICA FUND SERVICES CORPORATION
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85108

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.